UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported):   November 18, 1999
                                                 -------------------------------


                              LEGATO SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                       0-26130                   94-3077394
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(State or Other Jurisdiction        (Commission              (IRS Employer
   of Incorporation)                File Number)             Identification No.)


3210 Porter Drive, Palo Alto, California                               94304
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(Address of Principal Executive Offices)                             (Zip Code)


Company's telephone number, including area code:   (415) 812-6000
                                                --------------------------------




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         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.  OTHER EVENTS

         Legato Systems, Inc. (the "Company"), entered into a definitive agreement to acquire Ontrack Data International, Inc. ("Ontrack"), a provider of data recovery software and service solutions. The transaction will be accounted for under purchase accounting, and is expected to close in late January 2000, subject to customary regulatory and shareholder approvals. The Company will issue a combination of approximately 1.485 million shares of its common stock (or 0.1491 shares for each issued and outstanding share of Ontrack's common stock) and approximately $20 million in cash for all of the outstanding stock of Ontrack Corporation, and will assume Ontrack employees' stock options. The value of the transaction, based on the Company's closing price as of November 17, 1999 is approximately $134 million.

         Further details regarding this announcement are contained in the Company's press release dated November 18, 1999 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  EXHIBITS.

                  Exhibit
                  Number       Description
                  ------       -----------

                   2.1 Agreement and Plan of Reorganization dated as of November 18, 1999 by and among Legato Systems, Inc., Ontrack International, Inc., and Lasso Acquisition Corp., including certain exhibits thereto;
                  99.1              Press release, dated November 18, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LEGATO SYSTEMS, INC.



Date:  November 30, 1999            By:    /s/ Stephen C. Wise
                                           -----------------------------------

                                    Name:  Stephen C. Wise

                                    Title: Senior Vice President, Finance and
                                           Administration and
                                           Chief Financial Officer

                                  EXHIBIT INDEX


                  Exhibit
                  Number       Description
                  ------       -----------

                  2.1 Agreement and Plan of Reorganization dated as of November 18, 1999 by and among Legato Systems, Inc., Ontrack International, Inc., and Lasso Acquisition Corp., including certain exhibits thereto;
                  99.1              Press release, dated November 18, 1999.